UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026 (July 21, 2026)

VSEE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 N Federal Hwy #304 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VSEE	The Nasdaq Stock Market LLC
Warrants, which entitles the holder to purchase one (1) share of common stock at a price of $11.50 per whole share	VSEEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 21, 2026, VSee Health, Inc., a Delaware corporation (the “Company”) entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) with ADI Funding LLC (“ADI”) and M2B Funding Corp. (“M2B”, together with the Company and ADI, the “Parties”). ADI is the holder of certain outstanding indebtedness of the Company pursuant to a Secured Promissory Note dated June 8, 2026, in the original principal amount of $271,739.13 (the “Existing Note”), issued pursuant to a Securities Purchase Agreement between the Company and ADI, dated June 8, 2026 (the “Existing SPA”), and secured pursuant to a related Security Agreement (the “Existing Security Agreement” and together with the Existing Note and the Existing SPA, the “Transaction Documents”). As previously disclosed, on June 12, 2026, the Company received notice from ADI, dated June 11, 2026, alleging an Event of Default occurred under the Existing Transaction Documents due to the Company’s alleged failure to file a resale registration statement on Form S-1 to register shares for resale pursuant to an equity line of credit (“ELOC”) financing with M2B, failure to file a Form 8-K related to the ELOC and failure to issue transfer agent instructions for the issuance of commitment shares to M2B pursuant to the ELOC, in each case no later than June 11, 2026. The Settlement Agreement resolves all disputes between the Parties regarding the Transaction Documents on the principal terms described herein and in the Settlement Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The Settlement Agreement resolves all outstanding disputes among the Parties arising from the Transaction Documents and related transactions. Pursuant to the terms of the Settlement Agreement, in consideration for the mutual promises contained therein, the Company agreed to:

●	repay the Existing Note on the earlier of ninety (90) days following the execution of the Settlement Agreement or immediately upon the Company receiving proceeds from any Financing Transaction (as defined in the Settlement Agreement);

●	apply fifty percent (50%) of all gross process received from any Financing Transaction toward repayment of the Existing Note until the Existing Note has been repaid in full, except for the ELOC, which will pay 100% of proceeds to ADI until repayment of the Existing Note in full;

●	within three (3) business days following execution of the Settlement Agreement, pay ADI $50,000 in cash; if such amount is not received by ADI by the third business day, the unpaid amount shall accrue contractual late charge of five hundred dollars ($500) per day until paid, with no applicable cure period (the “ADI Settlement Cash Consideration”);

●	issue ADI a promissory note in the principal amount of $50,000, which such note shall mature in six (6) months from issuance, will bear no interest prior to maturity, will have no original issue discount and will permit repayment at any time without premium or penalty and, if unpaid at maturity, will accrue interest automatically at eighteen percent (18%) per annum retroactive to the original issuance date; and ADI may convert the outstanding balance into shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company at seventy-five percent (75%) of the lowest VWAP during the twenty (20) trading days immediately preceding conversion (the “ADI Settlement Note”);

●	issue ADI five hundred thousand (500,000) shares of restricted Common Stock with piggyback registration rights (the “ADI Settlement Shares”);

●	issue M2B a promissory note in the principal amount of one hundred and twenty-five thousand dollars ($125,000), with a maturity date of six (6) months after issuance, bearing no interest prior to maturity, having no original issue discount and will permit prepayment without penalty; and, if unpaid at maturity, will accrue interest automatically at eighteen percent (18%) per annum retroactive to the original issuance date; and M2B may convert the outstanding balance into shares of Common Stock of the Company at seventy-five percent (75%) of the lowest VWAP during the twenty (20) trading days immediately preceding conversion (the “M2B Settlement Note” and together with the ADI Settlement Note, the “Settlement Notes”); and

●	issue M2B five hundred thousand (500,000) shares of restricted Common Stock with piggyback registration rights (the “M2B Settlement Shares” and together with the ADI Settlement Shares, the “Settlement Shares”).

Each of the following constitutes and Event of Default under the Settlement Agreement: (i) failure to timely make any payment under the Settlement Agreement; (ii) failure to issue the Settlement Shares; (iii) failure to issue the Settlement Notes; (iv) failure to file a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) disclosing the material terms of the Settlement Agreement and attaching the Settlement Agreement as an exhibit thereto; and (v) breach of any material covenant in the Settlement Agreement. Upon an Event of Default under the Settlement Agreement, all obligations accelerate immediately, all unpaid notes accrue interest at 18%, conversion rights become immediately exercisable, the Company would be obligated to reimburse all reasonable attorneys’ fees, transfer agent fees, opinion costs and collection expenses and ADI’s rights and remedies under the Transaction Documents would be reinstated and preserved in full.

Additionally, the mutual release from liability pursuant to the Settlement Agreement is conditioned upon the payment of the ADI Settlement Cash Consideration, the issuance of the Settlement Notes, the Issuance of the Settlement Shares and the filing of this Form 8-K with the SEC.

The foregoing summaries of the Settlement Agreement and the Settlement Notes does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, the ADI Settlement Note and the M2B Settlement Note, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

The Settlement Notes and Settlement Shares being issued in the connection with the Settlement Agreement were be issued in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder, because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements were met. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the shares of Common Stock or any other securities of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2026	VSEE HEALTH, INC.

	By:	/s/ Imoigele Aisiku
	Name:	Imoigele Aisiku
	Title:	Chief Executive Officer

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